Fees Summary	Sep. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,421,737.73
Previously Paid Amount	0
Total Fee Amount	7,719.57
Total Offset Amount	0
Net Fee	$ 7,719.57